Exhibit 10.1

Technology in Business B.V.

Luminis International B.V.

Attn: Directors and Shareholders

Dated July 21, 2022 and effective as of July 19, 2022

Re:	Second Amendment to the Share Purchase Agreement and Pledge of Shares

Dear Directors and Shareholders,

Reference is made to that certain Agreement to Amend the Share Purchase Agreement and Pledge of Shares entered into on April 22, 2022 (the “First Amendment”) between Motorsport Games Inc. (the “Pledgor”), Technology in Business B.V. (the “Pledgee”) and Studio 397 B.V. (the “Company”) in connection with amending the Share Purchase Agreement (the “Agreement”) entered into between Pledgee and Pledgor on April 1, 2021 for the purchase of one hundred percent of the shares of the Company by Pledgee from Pledgor, and, consequently the Deed of Pledge related to the Agreement with respect to the payment dates and the payment amounts as amended by the First Amendment.

This letter agreement (this “Second Amendment”) serves to confirm our mutual agreement to further amend the Agreement and, consequently the Deed of Pledge, each with respect to the payments dates and payment amounts of the Second Amended Deferred Payment (as defined in the First Amendment) as follows:

The Second Amended Deferred Payment (in the current outstanding amount of two million two hundred thousand United States Dollars (USD $2,200,000)) shall be paid in installments as follows:

(a)       an initial installment of three hundred and thirty thousand United States Dollars (USD $330,000) payable within five (5) business days of the date of execution of this Second Amendment by all parties hereto;

(b)       from August 15, 2022 through December of 2022, monthly installments of one hundred thousand United States Dollars (USD $100,000), payable on the 15th day of each month; and

(c)       from January 15, 2023 until such time as the entire unpaid USD $1,870,000 balance of the Second Amended Deferred Payment, together with simple interest on the unpaid balance accruing, starting on the date of this Second Amendment, at 15% per annum, is paid in full, monthly installments of one hundred fifty thousand United States Dollars (USD $150,000), payable on the 15th day of each month.

Payment shall continue to be made to the Pledgee’s account by wire according to the following payment instructions:

Luminis International BV

IBAN: NL18 RABO 0302 0641 33

BIC/ SWIFT: RABONL2U

I ask that you please acknowledge your agreement to amend each of the Agreement and the Pledge of Shares in accordance with the above terms by signing this Second Amendment below and returning your signed copy of this Second Amendment to me no later than Thursday, July 21, 2022. Thank you for your continued cooperation as we finalize this transaction.

Regards,

/s/ Dmitry Kozko

Dmitry Kozko
Chief Executive Officer

[signatures on following pages]

Motorsport Games

T    +1 305 507 8799

E    info@motorsportgames.com

W  www.motorsportgames.com

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Acknowledged and Agreed:

Motorsport Games Inc. (“Purchaser/Pledgor”)

/s/ Dmitry Kozko

By: Dmitry Kozko
Title: CEO
Date: July 21, 2022

Technology in Business B.V. (“Seller/Pledgee”)

/s/ Laurens Miedema
By: Luminis International B.V.
Title: Director (jointly authorized)
Date: July 21, 2022

Technology in Business B.V. (“Seller/Pledgee”)

/s/ Hans Bossenbroek
By: Luminis International B.V.
Title: Director (jointly authorized)
Date: July 21, 2022

PLEDGEE’S SHAREHOLDERS’ COMPANIES:

Hana-Bi B.V.

/s/ Hans Bossenbroek
Name: Hans Bossenbroek
Title: Director (solely authorized)
Date: July 21, 2022

Illac Holdings B.V.

/s/ A.J. (John) Merrell
Name: A.J. (John) Merrell
Title: Director (solely authorized)
Date: July 21, 2022

CruXBA B.V.

/s/ Laurens Miedema
Name: Laurens Miedema
Title: Director (solely authorized)
Date: July 21, 2022

Motorsport Games

T    +1 305 507 8799

E    info@motorsportgames.com

W  www.motorsportgames.com

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Bassline B.V.

/s/ Jeroen Bouvrie
Name: Jeroen Bouvrie
Title: Director (solely authorized)
Date: July 21, 2022

PLEDGEE’S SHAREHOLDERS:

Hans Bossenbroek

/s/ Hans Bossenbroek
Date: July 21, 2022

John Merrell

/s/ John Merrell
Date: July 21, 2022

Laurens Miedema

/s/ Laurens Miedema
Date: July 21, 2022

Jeroen Bouvrie

/s/ Jeroen Bouvrie
Date: July 21, 2022

Motorsport Games

T    +1 305 507 8799

E    info@motorsportgames.com

W  www.motorsportgames.com

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